Income tax	12 Months Ended
Dec. 31, 2023
Income tax
Income tax

Note 24. Income tax

	As of December 31,
(in thousands of euros)	2021	2022	2023
Loss before tax	(49,271)	(54,294)	(109,819)
Theoretical tax rate	26.5%	25.0%	25.0%
Tax benefit at theoretical rate	13,057	13,574	27,455
Tax credits	1,078	1,432	1,794
Permanent differences	(497)	(733)	(497)
Temporary differences	—	—	(30)
Tax rate differences	(80)	55	83
Non recognition of deferred tax assets related to tax losses and temporary differences	(13,921)	(14,309)	(28,930)
Impairment loss of deferred tax asset	—	—	(481)
Actual income tax benefit	(364)	20	(607)
of which
Current taxes	(364)	(34)	(62)
Deferred taxes	—	54	(545)
Effective tax rate	0.74%	0.06%	0.06%

As of December 31, 2023, income tax expenses amount to €0.6 million. The tax expenses mainly relate to the derecognition of deferred tax assets of €0.5 million of Inventiva Inc. (see Note 8. - Deferred tax assets).

As the imputation of tax benefits on tax losses of Inventiva S.A., at short or mid-term, were considered unlikely due to the growth phase of the Company and regarding the nil projected tax rate as of December 31, 2023, no current taxes were recorded as of December 31, 2023, for Inventiva S.A.

Tax credits mainly include the CIR, non-taxable income, classified in other operating income (see Note 19. - Revenues and other income).

Inventiva S.A. faced a tax loss in the years ended December 31, 2023, 2022 and 2021. As the recoverability of these tax losses is not considered probable in subsequent periods due to the uncertainties inherent in the Company’s business, no deferred tax assets were recognized in the consolidated financial statements as of December 31, 2023, December 31, 2022 nor as of December 31, 2021. Deferred tax assets recognized as of December 31, 2023 are related to Inventiva Inc. (see Note 8. – Deferred tax assets).